American Century Municipal Trust Summary Prospectus and Prospectus Supplement
Long-Term Tax-Free Fund
Supplement dated June 17, 2016 ■ Summary Prospectus and Prospectus dated October 1, 2015

The Board of Trustees has approved an agreement and plan of reorganization, whereby the net assets of Long-Term Tax-Free Fund will be transferred to Intermediate-Term Tax-Free Bond Fund in exchange for shares of Intermediate-Term Tax-Free Bond Fund (the “Reorganization”). The Board, including the Trustees who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on August 19, 2016, as of the close of the New York Stock Exchange (“NYSE”). Long-Term Tax-Free Fund’s Investor, Institutional, A, and C Class shareholders will receive shares of equal value of the corresponding class of Intermediate-Term Tax-Free Bond Fund in exchange for their shares of Long-Term Tax-Free Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
Long-Term Tax-Free Fund and Intermediate-Term Tax-Free Bond Fund have investment objectives and strategies that are substantially similar and their total expense ratios are expected to be the same. In preparation for the Reorganization, Long-Term Tax-Free’s weighted average maturity may fall below 10 years.
Effective August 17, 2016, as of the close of the NYSE, Long-Term Tax-Free Fund will be closed to all investments, except reinvested dividends and capital gains distributions.
For additional information about the funds, please refer to the funds’ prospectus and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

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